UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2016

UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-12690	22-1890929
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 6, 2016, Mr. Richard H. Molke retired from the Board of Directors (the “Board”). Mr. Molke’s decision to retire was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In order to fill the resulting vacancy, the Board appointed Mr. Kenneth K. Quigley as a Class II director for the remaining term of Class II expiring in 2017. This appointment has been accepted, effective April 6, 2016. The Board has determined that Mr. Quigley is an independent director within the meaning of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange. There were no material arrangements or understandings, or any material plan or contract, between the new director and any other persons regarding this appointment.

Mr. Quigley, age 58, is an attorney at law and has served as the president of Curry College, a private college in Milton, Massachusetts, since 1996. Prior to becoming president, Mr. Quigley was on the faculty at Curry College. He serves as a trustee on a number of not-for-profit groups. Mr. Quigley is an experienced public company director, having served as an independent director on the boards of several banks. Mr. Quigley currently serves on the Board of Directors of Randolph Bancorp. Mr. Quigley was also an independent director and past chairman of the audit committee of a real estate investment trust (“REIT”).

In connection with this appointment, Mr. Quigley will be eligible for compensation under the Company’s director compensation program, as most recently described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission on March 9, 2016. The Company will also enter into an indemnification agreement with Mr. Quigley in the form of the Company’s standard form of indemnification agreement. Such form of indemnification agreement was included as Exhibit 10.1 to the Company’s Form 8-K, filed with the Securities and Exchange Commission on April 23, 2012, and is incorporated by reference herein.

A copy of the press release announcing the retirement of Mr. Molke and the appointment of Mr. Quigley as a Class II director of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1. The information in this press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On April 8, 2016, the Company issued a press release announcing the retirement of Mr. Richard H. Molke and the appointment of Mr. Kenneth K. Quigley to the Board of Directors.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press Release dated April 8, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date: April 8, 2016	By:	/s/ Anna T. Chew
	Name:	Anna T. Chew
	Title:	Vice President and Chief Financial Officer

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